UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 23, 2009

PERFORMANCE TECHNOLGIES, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	02-27460 (Commission File Number)	16-1158413 (IRS Employer Identification No.)

205 Indigo Creek Drive Rochester, New York		14626
(Address of principal executive offices)		(Zip Code)

(585) 256-0200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 23, 2009, Performance Technologies, Incorporated issued a press release announcing its results of operations for the quarter and six months ended June 30, 2009. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by Performance Technologies, Incorporated on July 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

July 23, 2009	By /s/ John M. Slusser
John M. Slusser
President and Chief Executive Officer

July 23, 2009	By /s/ Dorrance W. Lamb
Dorrance W. Lamb
Chief Financial Officer and Senior Vice President of Finance

For more information contact: Dorrance W. Lamb SVP and Chief Financial Officer Performance Technologies 585-256-0200 ext. 7276 http://www.pt.com finance@pt.com

Performance Technologies Announces Second Quarter 2009 Financial Results

ROCHESTER, NY – July 23, 2009 -- Performance Technologies, Inc. (NASDAQ: PTIX), a leading provider of innovative network communications solutions, today announced its financial results for the second quarter 2009.

Revenue in the second quarter 2009 amounted to $6.4 million, compared to $11.2 million in the second quarter 2008. Revenue for the six months ended June 30, 2009 amounted to $13.3 million, compared to $22.2 million during the corresponding period in 2008.

The Company incurred a net loss in the second quarter 2009 amounting to ($4.7 million), or ($.43) per basic share, based on 11.1 million shares outstanding. This loss includes a non-cash income tax charge amounting to $.30 per share for an income tax valuation allowance recorded against the Company’s United States deferred tax assets. This non-cash income tax charge, required by generally accepted accounting principles, has no impact on the Company’s business operations or liquidity. The second quarter loss also includes a discrete income tax benefit of $.01 per share and stock compensation expense of $.01 per share. Net income in the second quarter 2008 amounted to $.6 million, or $.05 per diluted share including stock-based compensation expense of $.01 per share, based on 11.7 million shares outstanding.

The Company incurred a net loss for the six months ended June 30, 2009 amounting to ($6.2 million), or ($.55) per basic share, based on 11.1 million shares outstanding. This loss includes a non-cash income tax charge amounting to $.30 per share for an income tax valuation allowance recorded against the Company’s United States deferred tax assets. This non-cash income tax charge, required by generally accepted accounting principles, has no impact on the Company’s business operations or liquidity. The loss also includes a restructuring charge of $.04 per share, a discrete income tax benefit of $.01 per share and stock-based compensation expense of $.03 per share. Net income for the six months ended June 30, 2008 amounted to $1.2 million, or $.10 per diluted share including stock-based compensation expense of $.02 per share, based on 11.7 million shares outstanding.

The Company had 11.1 million common shares outstanding at June 30, 2009. Under the Company’s stock repurchase programs, approximately .5 million shares of its common stock were repurchased for an aggregate purchase price of $1.6 million during the twelve months ended June 30, 2009.

Cash and investments amounted to $31.8 million, or $2.86 per share, and the Company had no long-term debt at June 30, 2009.

“We are certainly disappointed in the Company’s second quarter financial results,” said John Slusser, president and chief executive officer. “From a business perspective, several orders and related revenues did not occur as anticipated in the quarter as we continue to be affected by the global economic climate. However, during the quarter we made substantial progress driving further ahead on our development roadmap and the ever increasing value proposition of our network communications solutions portfolio. We were also gratified to demonstrate further tangible market traction of our Signaling products initiative by the announcement of two significant customer wins at Cricket Communications and Hawaiian Telcom.”

Business Overview and Guidance

The Company globally targets two primary vertical markets for its communications products, namely telecommunications and aerospace and defense. The telecommunications market, historically our largest vertical market, is fundamentally driven by investments in network infrastructure by carriers and service providers. Telecommunications market revenues derived from our OEM and application-ready systems products depend primarily on broad, multi-year deployments of next-generation telecommunications infrastructure. Telecommunications market revenues generated from end solutions, such as our signaling products, are governed by investments necessary to support existing and evolving service demands such as the ongoing worldwide explosive growth in text messaging. Sales into the aerospace and defense market are typically to prime contractors and system integrators that reflect investment levels by various government agencies and military branches in specific programs and projects requiring enhanced communications capabilities.

“The ongoing global economic uncertainty forces our OEM customers to very tightly manage their inventories while our end solutions customers juggle critical network deployment timing demands versus the dynamics of their cash flow planning,” Mr. Slusser further remarked. “As a result, substantive forward business predictability remains very elusive and our guidance is offered accordingly. Even given these challenging times, we are encouraged by growth in our product opportunity funnel. Moving forward, as we have demonstrated in the past, we will continue to cautiously balance expense management with investments to position us for growth when economic conditions normalize.”

The Company provides guidance only on earnings per share expected in the next quarter. The following statements reflect the Company's current views with respect to future events and financial performance and are forward-looking statements covered within the “safe harbor” provisions described in the Private Securities Litigation Reform Act. Actual results may differ materially from these forward-looking statements. Given the current global economic environment, the Company’s estimates are subject to a higher level of uncertainty than is customary. Furthermore, a substantial portion of the Company’s revenue is derived from orders placed within a quarter and shipped in the final month of the same quarter. Management anticipates third quarter 2009 financial results to be in the range of $.00 per share to a loss of ($.07) per share. These  per share estimates include a discrete income tax benefit of $.01 per share and exclude stock-based compensation expense and restructuring charges (if any). In the third quarter 2009, stock-based compensation expense is expected to be approximately $.01 per share, excluding any stock options that may be granted during the quarter.

Generally accepted accounting principles require the Company to establish a valuation allowance for deferred tax assets and record a charge to income if it is determined, based on available evidence, that it is “more likely than not” that some portion of the deferred tax assets will not be realized. In accordance with SFAS No. 109, a full valuation allowance was established in the second quarter 2009 for the Company’s U.S. based deferred tax assets. This valuation allowance was triggered by a three year cumulative jurisdictional pre-tax book loss projected for the years 2007, 2008 and 2009 based on the “more likely than not” standard.

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's periodic reports on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

About Performance Technologies (www.pt.com)

Performance Technologies (NASDAQ: PTIX) is a global supplier of advanced network communications and control solutions to end users, application developers and original equipment manufacturers that serve mission critical telecommunications, aerospace and defense markets. The Company provides remotely manageable, IP-centric network elements specifically engineered for high availability, scalability, and long life cycle deployments. Its products are built upon its own U.S. manufactured hardware combined with the Company’s NexusWare® Carrier Grade Linux® operating system and software development environment plus a broad suite of communications protocols and high availability middleware. Performance Technologies’ product portfolio includes the SEGway™ suite of Signaling (SS7/SIP) Transfer Points, Signaling Gateways and Bridges, and its IPnexus® family of COTS-based application ready systems, WAN gateways, and multi-protocol communications servers.

Performance Technologies maximizes the value proposition of its products by leveraging its field proven systems, software and hardware technologies developed over a twenty-eight year record of demonstrated innovation. A tightly integrated combination of these technologies results in measurable benefits to its customers through compelling return-on-investment and substantially accelerated time to market metrics. The Company is headquartered in Rochester, New York and maintains centers of engineering excellence in San Diego and San Luis Obispo, California, and Kanata, Ontario, Canada. It has sales and marketing offices in the U.S. in Raleigh, Chicago, Dallas, and San Jose and international offices in London, England and Shanghai, China.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections. The Company’s future operating results are subject to various risks and uncertainties and could differ materially from those discussed in the forward-looking statements and may be affected by various trends and factors which are beyond the Company’s control. These risks and uncertainties include, among other factors, business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, inability to gauge order flows from customers, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of the Company’s manufacturing capacity and arrangements, the protection of the Company’s proprietary technology, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to goodwill and investments, foreign regulations, and potential material weaknesses in internal control over financial reporting. In addition, during weak or uncertain economic periods, customers’ visibility deteriorates causing delays in the placement of their orders. These factors often result in a substantial portion of the Company’s revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter.  Forward-looking statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, Risk Factors, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2008, as contained in the Company’s Annual Report on Form 10-K, and other documents filed with the Securities and Exchange Commission.

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A conference call will be held on Friday, July 24 at 10:00 a.m., New York time, to discuss the Company’s financial performance for the second quarter 2009. All institutional investors can participate in the conference by dialing (866) 250-5144 or (416) 849-6163. The call will be available simultaneously for all other investors at (866) 494-3387 or (416) 915-1198. A digital recording of this conference call may be accessed immediately after its completion from July 24 through July 28, 2009. To access the recording, participants should dial (866) 245-6755 or (416) 915-1035 using passcode 690668. A live webcast of the conference call will be available on the Performance Technologies website at www.pt.com and will be archived to the site within two hours after the completion of the call.

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

ASSETS

	June 30, 2009	December 31, 2008

Current assets:
Cash and cash equivalents	$21,755,000	$29,218,000
Investments	7,010,000	2,450,000
Accounts receivable	4,279,000	6,677,000
Inventories	5,392,000	5,303,000
Prepaid income taxes	100,000	299,000
Prepaid expenses and other assets	628,000	796,000
Deferred taxes	209,000	1,841,000
Fair value of foreign currency hedges	293,000	107,000
Total current assets	39,666,000	46,691,000

Investments	3,031,000	1,797,000
Property, equipment and improvements	1,954,000	2,069,000
Software development costs	4,132,000	3,840,000
Deferred taxes		778,000
Goodwill	4,143,000	4,143,000
Total assets	$52,926,000	$59,318,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$813,000	$922,000
Accrued expenses	3,805,000	4,549,000
Total current liabilities	4,618,000	5,471,000

Deferred taxes	533,000
Income taxes payable	275,000	400,000
Total liabilities	5,426,000	5,871,000

Stockholders’ equity:
Preferred stock
Common stock	133,000	133,000
Additional paid-in capital	16,358,000	16,052,000
Retained earnings	40,534,000	46,689,000
Accumulated other comprehensive income	293,000	73,000
Treasury stock	(9,818,000)	(9,500,000)
Total stockholders’ equity	47,500,000	53,447,000
Total liabilities and stockholders’ equity	$52,926,000	$59,318,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2009 AND 2008
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,

	2009	2008	2009	2008

Sales	$6,356,000	$11,225,000	$13,283,000	$22,206,000
Cost of goods sold	3,154,000	4,857,000	6,345,000	9,702,000
Gross profit	3,202,000	6,368,000	6,938,000	12,504,000

Operating expenses:
Selling and marketing	1,698,000	2,135,000	3,614,000	4,239,000
Research and development	1,986,000	2,272,000	4,102,000	4,684,000
General and administrative	1,181,000	1,313,000	2,319,000	2,495,000
Restructuring charges			445,000
Total operating expenses	4,865,000	5,720,000	10,480,000	11,418,000
(Loss) income from operations	(1,663,000)	648,000	(3,542,000)	1,086,000

Other income, net	177,000	268,000	256,000	657,000
(Loss) income before income taxes	(1,486,000)	916,000	(3,286,000)	1,743,000

Income tax provision	3,245,000	280,000	2,871,000	516,000
Net (loss) income	$(4,731,000)	$636,000	$(6,157,000)	$1,227,000

Basic (loss) earnings per share	$(.43)	$.05	$(.55)	$.10

Weighted average common shares	11,116,000	11,687,000	11,143,000	11,691,000

Diluted earnings per share		$.05		$.10

Weighted average common and common equivalent shares		11,693,000		11,711,000

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